Second Quarter 2021 Earnings Conference Call 7/20/2021 HANCOCK WHITNEY Exhibit 99.2

This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations of our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, loan growth expectations, management’s predictions about charge-offs for loans, the impact of the COVID-19 pandemic on the economy and our operations, the adequacy of our enterprise risk management framework, the impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, the financial impact of regulatory requirements and tax reform legislation, the impact of the change in the referenced rate reform, deposit trends, credit quality trends, the impact of PPP loans and forgiveness on our results, changes in interest rates, inflation, net interest margin trends, future expense levels (including the impact from the Voluntary Early Retirement Program), future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook," or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Given the many unknowns and risks being heavily weighted to the downside, our forward-looking statements are subject to the risk that conditions will be substantially different than we are currently expecting. If efforts to contain and inoculate our population against COVID-19 and other variants thereof, are unsuccessful and restrictions on movement are imposed, the economic impact could continue to be substantial. The COVID-19 outbreak and its consequences, including responsive measures to manage it, have had and are likely to continue to have an adverse effect, possibly materially, on our business and financial performance by adversely affecting, possibly materially, the demand and profitability of our products and services, the valuation of assets and our ability to meet the needs of our customers. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and in other periodic reports that we file with the SEC. Important cautionary statement about forward-looking statements 2 HNCOCK WHITNEY 2

Non-GAAP Reconciliations & Glossary of Terms Throughout this presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk, "*", are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those non-GAAP measures to the comparable GAAP measure are included in the appendix to this presentation. The earnings release, financial tables and supporting slide presentation can be found on the company’s Investor Relations website at investors.hancockwhitney.com. 1Q21 – First Quarter of 2021 2H20 – Second Half of 2020 2H21 – Second Half of 202133 2Q20 – Second Quarter of 2020 2Q21 – Second Quarter of 2021 3Q20 – Third Quarter of 2020 3Q21 – Third Quarter of 2021 4Q20 – Fourth Quarter of 2020 4Q21 – Fourth Quarter of 2021 AFS – Available for sale securities ACL – Allowance for credit losses Annualized – Calculated to reflect a rate based on a full year bps – basis points CARES Act – Coronavirus Aid Relief, and Economic Security Act CCB – Capital Conservation Buffer C&D – Construction and land development loans C&I – Commercial and industrial loans CDI – Core Deposit Intangible CECL – Current Expected Credit Losses (accounting standard effective 1/1/2020) CET1 – Common Equity Tier 1 Ratio Core Loans - Loans excluding PPP activity COVID-19 – Pandemic related virus CRE – Commercial real estate DDA – Noninterest-bearing demand deposit accounts DP – Data processing (e) – estimated *Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items EOP – End of period EPS – Earnings per share Excess liquidity - deposits held at the Fed plus investment in the bond portfolio above normal levels FTE – Full time equivalent FV – Fair Value HFS – Held for sale HTM – Held to maturity securities ICRE – Income-producing commercial real estate IRR – Interest rate risk LIBOR – London Inter-Bank Offered Rate Line Utilization - represents the used portion of a revolving line resulting in a funded balance for a given portfolio; credit cards, construction loans (commercial and residential), and consumer lines of credit are excluded from the calculation Linked-quarter (LQ) – current quarter compared to previous quarter LOB – Line of Business LQA – Linked-quarter annualized M&A – Mergers and acquisitions MM – Dollars in millions NII – Net interest income *NIM – Net interest margin (TE) NPA – Nonperforming assets NPL – Nonperforming loans OCI – Other comprehensive income OFA – Other foreclosed assets *Operating – Financial measure excluding nonoperating items *Operating Leverage – Operating revenue (TE) less operating expense; also known as PPNR ORE – Other real estate PAA – Purchase accounting accretion from business combinations *PPNR – Pre-provision net revenue (operating): also known as operating leverage PPP – SBA’s Paycheck Protection Program related to COVID-19 PY – Prior year ROA – Return on average assets ROTCE – Return on tangible common equity SBA – Small Business Administration S1 – Stronger Near-term Growth S2 – Slower Near-term Growth S3 – Moderate Recession S4 – Protracted Slump Structured solutions – active term modification of original contractual loan agreement TCE – Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets) TDR – Troubled Debt Restructuring *TE – Taxable equivalent (calculated using the current statutory federal tax rate) VERP – Voluntary Early Retirement Program Y-o-Y – Year over year HNCOCK WHITNEY 3 3

4 Corporate Profile (as of June 30, 2021) $35.1 billion in Total Assets $21.1 billion in Total Loans (includes $1.4 billion in PPP loans) $29.3 billion in Total Deposits CET1 ratio 10.98%(e) Tangible Common Equity (TCE) ratio 7.70% $3.9 billion in Market Capitalization 195 banking locations and nearly 265 ATMs across our footprint Approximately 3,600 (FTE) employees corporate-wide Moody’s long-term issuer rating: Baa3; outlook stable S&P long-term issuer rating: BBB; outlook stable Named one of America’s Best Midsize Employers by Forbes Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc. for 127 consecutive quarters Earned top customer service marks with Greenwich Excellence Awards Diversity, equity and inclusion (DEI) are fundamental to the spirit of HWC’s purpose, mission and values HWC Nasdaq Listed HNCOCK WHITNEY 4

Second Quarter 2021 Highlights Net income totaled $88.7 million, or $1.00 per diluted share, down $18.5 million, or $0.21 per share, compared to 1Q21 Results include $42.2 million, or $0.37 per share, of net nonoperating items EPS (excluding the impact of nonoperating items) $1.37 Pre-provision net revenue (PPNR)* totaled $137.2 million, up $5.7 million, linked-quarter Loans declined $516.3 million linked-quarter; net PPP forgiveness of $928.1 million partially offset by core loan growth of $411.8 million Deposits increased $62.6 million linked-quarter, mainly from continued pandemic-related PPP and stimulus deposit funding Negative provision for credit losses of $17.2 million; $27.7 million reserve release and $10.5 million in net charge-offs ACL coverage remained strong at 2.03% (2.17% excluding PPP loans) Nonperforming loans declined 24% and criticized commercial loans declined 5% linked-quarter Net interest margin (NIM) 2.96%, compressed 13 bps linked-quarter, mainly from the impact of excess liquidity driven by PPP forgiveness and deposit growth TCE ratio 7.70%, up 44 bps, due to increase from earnings and OCI partially offset by dividends 5 *Non-GAAP measure. See slide 26 for non-GAAP reconciliation. HNCOCK WHITNEY 6

Loans totaled $21.1 billion, down $516.3 million, net, linked-quarter $1.033 billion in PPP loan forgiveness $104.9 million in new PPP loan origination $411.8 million in core loan growth, or 9% LQA Quarterly core loan growth (excl PPP) impacted by: Fewer payoffs and paydowns in 2Q21 Stabilization of line utilization rates Increased loan pipeline pull-through rate Tailwinds and headwinds to future core loan growth: Tailwinds: Improvement in economic activity across our footprint Deployment of excess liquidity Improvement of utilization rates Headwinds: Amortizing only indirect and energy loan portfolios Continued elevated levels of residential mortgage payoffs Payoffs and paydowns expected in 3Q21 6 Second Quarter Growth Impacted By Several Factors Bar Chart

Paycheck Protection Program (PPP) Loans Under the original and extended Paycheck Protection Programs (PPP), the company has originated more than 20,000 loans totaling $3.3 billion During 2Q21, $1.033 billion in PPP loans were forgiven and $104.9 million in PPP loans were originated under the extended CARES Act program Expect up to $750 million of PPP loans to be forgiven in 3Q21 Expect most PPP loans to be forgiven by year-end 2021, resulting in a total remaining balance between $300 million and $400 million at December 31, 2021 Unamortized fees totaled $31.9 million as of June 30, 2021 7 West 25% Central 39% East 36% HNCOCK WHITNEY 7 *Non-GAAP measure. See slide 26 for non-GAAP reconciliation.

Hospitality Rebounds From Leisure Tourism, Green Shoots in Conventions 8 East (MS, AL, FL, TN) Total hospitality loans equal $359 million The Florida Legislature’s Office of Economic & Demographic Research reported May general revenue collection at $3.6 billion, topping the forecast by 18.9% Upcoming events: Bonnaroo Music and Arts Festival (TN) September 2-5 Annual MBGFC Labor Day Invitational (AL) September 2-6 Flora-Bama Bulls on the Beach (FL/AL) September 9-11 Cruisin’ The Coast (MS) October 3-10 Annual National Shrimp Festival (AL) October 7-9 West (S.W. LA & TX) Total hospitality loans equal $245 million Louisianans 18+ who have received at least one dose of the COVID-19 vaccine can enter for a chance to win $1 million while residents ages 12-17 are eligible to win one of nine $100,000 scholarships Upcoming events: Confederation of North, Central America and Caribbean Association Football quarterfinals at AT&T Stadium July 25 Texas Trophy Hunters Association Hunter’s Extravaganza, Houston August 6-8 Texas State Fair September 24-October 17 Astroworld Festival, Houston November 5-6 Central (S.E. LA) Total hospitality loans equal $520 million Upcoming scheduled events: Satchmo Summer Fest July 31-August 1 Southern Decadence September 2-4 French Quarter Fest September 30-Oct. 2 New Orleans Jazz & Heritage Festival October 8-17 Allstate Sugar Bowl January 1, 2022 NCAA Final Four in 2022 Super Bowl LIX in 2025 Many French Quarter and Downtown hotels are reporting stronger occupancy rates on the weekends, in some cases as high as 90% Reported 80%+ occupancy for July 4th weekend Small conventions beginning to return; lag in larger conventions 60 conventions scheduled between June 1 and mid-September; expecting attendance of 73,000 +

NPLs and Criticized Commercial Loans Continue to Decline Criticized commercial loans totaled $330 million, or 2.11% of total commercial loans (excluding PPP loans), at June 30, 2021, down $18 million, or 5%, linked-quarter; down $63 million, or 16%, from December 31, 2020 Nonperforming loans totaled $87 million, or 0.44% of total loans (excluding PPP loans), at June 30, 2021, down $28 million, or 24%, linked-quarter; down $57 million, or 40%, from December 31, 2020 9 *Ratios exclude PPP loans 2.70% 0.91% 2.57% 0.73% 0.59% 2.11% 0.44% $700 $600 $500 $400 $300 $200 $100 $0 4Q19 1Q20 2Q20 3Q20 4Q20 HNCOCK WHITNEY 12

Modest Reserve Release Continues Negative provision for the quarter of ($17.2) million, results from a reserve release of $27.7 million partially offset by $10.5 million of net charge-offs Weighting applied to Moody's June 2021 economic scenarios was 65% Baseline and 35% slower growth (S2), consistent with prior quarter Scenarios mix and weighting reflect continued economic optimism and slight improvement in credit loss outlook; incorporates the potential of slower economic growth Significant assumptions in economic forecasts include varied levels of vaccination rates, size and timing of government infrastructure spend, and resolution of the coronavirus pandemic during 2021 10

11 Securities Portfolio Positioned Well for Future Rise in Rates Securities portfolio totaled $8.5 billion, up $537.6 million, or 7%, linked-quarter 16% HTM, 84% AFS $1.6 billion, or 22% of AFS securities, are FV hedged, and provide OCI protection and flexibility to reposition and/or reprice portfolio in a rising rate environment Yield 1.91%, down 9 bps linked-quarter primarily due to deployment of liquidity at lower yields Purchases during 2Q21 were mainly in mortgage backed securities at an average yield of 1.34% Unrealized net gain of $110.3 million on AFS at June 30, 2021 compared to $20.8 million at March 31, 2021 Premium amortization totaled $13.2 million, down $0.2 million linked-quarter Effective duration of 4.58 years compared to 4.76 years at March 31, 2021 Securities Portfolio Mix 12/31/20 $s in millions CMBS $2,873 41% CMO $513 7% U.S. Agencies and other $219 3% RMBS $2,582 36% Munis $936 13% HNCOCK WHITNEY 15 Bar chart,pie chart

12 Core Deposits Remain “Sticky” Total deposits of $29.3 billion, up $62.6 million linked-quarter as stimulus and PPP payments were distributed during the quarter Noninterest-bearing demand deposits (DDAs) increased $231.5 million and interest-bearing transaction and savings deposits increased $108.3 million mainly from continued pandemic-related PPP and stimulus deposit funding Time deposits (retail) decreased $285.5 million, with a portion moving to transaction accounts in light of low rate environment Interest-bearing public fund deposits stable DDAs comprised 46% of total period-end deposits June cost of deposits 8 bps, down 4 bps from March 2021 Total Deposits 12/31/20 $s in millions Time Deposits (retail) $1,835 7% Time Deposits (brokered) $14 ― Interest-bearing public funds $3,235 12% Interest-bearing transaction & savings $10,414 37% Noninterest bearing $12,200 44% $s in billions Avg Qtrly Deposits LQA EOP growth $28.0 $26.0 $24.0 $22.0 $20.0 $18.0 $16.0 1Q20 $24.3 20% 2Q20 $26.7 37% 3Q20 $26.8 -4% 4Q20 $27.0 10% 1Q21 $27.0 10% HNCOCK WHITNEY 15 Bar chart,pie chart

Strong Liquidity 13 * Includes PPP loans June 30, 2021 loan/deposit ratio 72.2% Relatively Low Average Loan/Deposit Ratio Strong Core Funding 89.0% 88.0% 87.0% 86.0% 85.0% 84.0% 83.0% 82.0% 81.0% 80.0% 4Q18 88.1% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20* 88.2% 83.7% 81.6% Equity 10% Other liabilities & debt 8% DDA 36% Interest-bearing deposits 46% HNCOCK WHITNEY 17 Line chart

Net interest margin (NIM) at 2.96%, down 13 bps LQ; net interest income (TE) was flat linked quarter NIM Headwinds: Impact of lower rates PPP forgiveness Continued elevated excess liquidity NIM Tailwinds: Deployment of excess liquidity into loans Sub-debt redemption Proactive deposit pricing helped offset the impact from a lower rate environment, however trend beginning to flatten out NIM Compression; Flat Net Interest Income 14 Cost of Deposits 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% Mar-20 Apr-20 May-20 Jun 20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Mar-21e .59% .41% .33% .29% .25% .21% .20% .19% .17% .17% .13% 3.40% 3.30% 3.20% 3.10% 3.00% 2.90% 2.80% 3Q20 NIM (TE) Impact of Securities Portfolio Purchase/Premium amortization Impact of change in earnings asset mix Lower cost of deposits Net impact of interest reversals and recoveries/loan fees accretion 4Q20 NIM (TE) 0.02% 0.06% 0.05% 0.02% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 4Q19 1Q20 2Q20 3Q20 4Q20 4.69% 3.43% 2.56% 0.76% 4.56% 3.41% 2.53% 0.67% 4.04% 3.23% 2.47% 0.38% 3.95% 3.23% 2.31% 0.30% 3.99% 3.22% 2.23% 0.25% Loan Yield Securities Yield Cost of Fund NIM HNCOCK WHITNEY 18 Line chart

Loans, excluding PPP, totaled $19.7 billion at June 30, 2021 Loan portfolio 56% ($11 billion) variable at June 30, 2021 (excludes PPP) 62% ($6.8 billion) of variable loans are LIBOR-based (35% of loan portfolio excluding PPP) 96% of the LIBOR loans are tied to 1 month LIBOR; 2% of the LIBOR loans are tied to 3 month LIBOR; 2% of the LIBOR loans are tied to 1 year LIBOR 30% ($3.3 billion) tied to Wall Street Journal Prime Approximately 39% ($3.8 billion) of variable rate loans are at their floor (excludes mortgage and credit cards) Majority of floors are struck at a Fed Funds level of 1.00%, with $2.3B in loans striking floors at this level; once rates increase above 1%, the majority of these floored loans will convert back to floating Hedges deployed to effectively manage interest rate risk (see appendix slide 29) $1.5 billion of receive fixed/pay 1m LIBOR swaps designated as Cash Flow Hedges on the balance sheet (receive 191 bps, pay 1 month LIBOR) $1.6 billion of pay fixed/receive Fed Effective swaps designated as Fair Value Hedges (22% of AFS investment securities on the balance sheet) IRR Sensitivity 15 IRR Sensitivity IRR Sensitivity Loans, excluding PPP, totaled $19.8 billion at December 31, 2020 Loan portfolio 55% ($11 billion) variable at December 31, 2020 (excludes PPP) 60% ($6.5 billion) of variable loans are LIBOR-based (33% of loan portfolio excluding PPP) 96% of the LIBOR loans are tied to 1 month LIBOR; 2% of the LIBOR loans are tied to 3 month LIBOR; 2% of the LIBOR loans are tied to 1 year LIBOR 30% ($3.3 billion) tied to Wall Street Journal Prime Approximately 41% ($4.1 billion) of variable rate loans are at their floor (excludes mortgage and credit cards) Majority of floors are struck at a Fed Funds level of 1.00%, with $1.8B in loans striking floors at this level; once rates increase above 1%, the majority of these floored loans will convert back to floating $1.2 billion of receive fixed/pay variable swaps on the balance sheet (receive 217 bps, pay 1 month Libor) IRR Scenarios Indicates General Asset Sensitivity Across Most Scenarios 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 4.0% 6.5% 8.6% 14.1% 13.2% 21.6% +100 shock +200 shock +300 shock Year1 Year 2 CHANCOCK WHITNEY 18 * Source: S&P Global Market Intelligence company public filings as of 1Q21

16 Increased Economic Activity Drives Improvement in Fee Income Noninterest income totaled $94.3 million, up $7.2 million, or 8% linked-quarter; included in total noninterest income is $2.8 million gain from sale of Mastercard Class B common stock (nonoperating items) Operating income (excluding nonoperating items) totaled $91.5 million, up $4.4 million, or 5% linked-quarter Bankcard and ATM fees up due to increased economic activity and an additional processing day during 2Q21 Trust fees up due to annual tax fees and increased activity Secondary mortgage fees impacted by ongoing favorable rate environment and impact from a diversification in delivery methods Lower Mortgage, Specialty Income Partly Offset by Higher Service Fees Noninterest income totaled $82.4 million, down $1.3 million, or 2% linked-quarter Service charges and bank card & ATM fees up primarily due to increased activity, although lower than pre-pandemic levels Secondary mortgage fees continue to be impacted by the favorable rate environment, albeit a lower level of refinance activity compared to previous quarters Other income decrease related to lower levels of specialty income (BOLI) in 4Q20 partially offset by higher derivative income Expect 1Q21 fee income to be down related to anticipated lower levels of specialty income and secondary mortgage fees Secondary Mortgage Fees $11.5 14%Other $12.8 16% Noninterest Income Mix 12/31/20 $s in millions Service Charges on Deposit $19.9 24% Investment & Annuity and Insurance $5.8 7% Trust Fees $14.8 18% Bank Card & ATM Fees $17.6 21% 3Q20 NON INTEREST INCOME SERVICE CHARGES ON DEPOSIT accounts bank card & atm fees investment & annuity income and insurance trust fees secondary mortgage fees other 4q20 Non interest income Pie chart

17 Expense Management: Completion of Efficiency Initiatives Noninterest expense totaled $236.8 million, up $43.7 million linked-quarter; included in total expense is $45.0 million of nonoperating items (primarily efficiency initiatives) Operating expense (excluding nonoperating items) totaled $191.8 million, down $1.3 million, or 1% linked-quarter Decrease in personnel expense (excluding nonoperating items) due to $2.3 million of savings associated with the VERP Increase in professional expenses mostly related to PPP forgiveness activity 2Q21 efficiency initiatives (see slide 26): Voluntary Early Retirement Program (expect $19.0 million in annualized savings; 260 of 647 eligible associates accepted package) Reduction in force (200 positions impacted at June 30, 2021) Announced 4Q21 closure of 18 financial centers (previous closure of 20 brings total closed to 38; 177 locations will remain across footprint) A Focus on Expense Control; More Initiatives Underway Noninterest expense totaled $193.1 million, down $2.7 million, or 1% LQ Decline in personnel expense related to savings from efficiency measures taken to-date, including staff attrition and recent financial center closures Increase in other expenses mainly related to nonrecurring hurricane expense and branch closures Expense reduction initiatives to-date Closed 12 financial centers in 4Q20 8 additional financial centers closures announced in 1Q21 Ongoing branch rationalization reviews Closed Wealth Management trust offices in the NE corridor FTE down 210 compared to June 30, 2020 through staff attrition and other initiatives Early retirement package offered to select employees in 1Q21 Expect 1Q21 expenses to be flat as efficiency initiatives continue and offset typical beginning of the year increases; does not include nonrecurring charges for certain initiatives (i.e. early retirement)

Solid Capital, TCE Up 44 bps Linked-Quarter TCE ratio 7.70%, up 44 bps LQ Tangible net earnings +27 bps Change in OCI +22 bps Stock Compensation and other +2 bps Dividends -7 bps Decrease of 66 bps in total risk-based capital mostly related to redemption of 2015 subdebt CET1 ratio estimated at 10.98%, relatively stable linked-quarter Will continue to manage capital in the best interest of the Company and our shareholders; our priorities are: Organic growth Dividends Buybacks M&A (e) Estimated for most recent period-end 18 Capital Rebuild Continues After 1H20 De-Risking Activities TCE ratio 7.64%, up 11 bps LQ (7.99% excluding PPP loans) Tangible net earnings +34 bps Change in tangible assets/additional excess liquidity -10 bps Dividends -7 bps Change in OCI & other -6 bps CET1 ratio 10.70%, up 40 bps linked-quarter Intend to pay quarterly dividend in consultation with examiners; board reviews dividend policy quarterly Buybacks on hold Tangible Common Equity Ratio Leverage (Tier 1) Ratio CET1 Ratio and Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio December 31, 2020 7.64% 7.87%(e) 10.70%(e) 13.31%(e) September 30, 2020 7.53% 7.70% 10.30% 12.92% June 30, 2020 7.33% 7.37% 9.78% 12.36% March 31, 2020 8.00% 8.40% 10.02% 11.87% December 31, 2019 8.45% 8.76% 10.50% 11.90% (e) Estimated for most recent period-end; effective March 31, 2020 regulatory capital ratios reflect the election to use the five-year CECL transition rules

Solid Capital in Excess of Regulatory Minimums 19 (1) Regulatory minimum with Capital Conservation Buffer (CCB) must be met in order for a bank holding company to engage in certain capital activities including, but not limited to, paying shareholder dividends. Leverage ratio does not have a CCB requirement. requirement. December 31, 2020 estimated regulatory capital ratios reflect the election to use the five-year CECL transition rules Estimated Regulatory Capital as of December 31, 2020 $s in millions Common Equity Tier 1 Tier 1 Capital Total Risk-based Solid Capital In Excess of Regulatory Minimums (1) Regulatory minimum with Capital Conservation Buffer (CCB) must be met in order for a bank holding company to engage in certain capital activities including, but not limited to, paying shareholder dividends. Leverage ratio does not have a CCB TCapitalier 1 Leverage Ratio Total Asset Base $23,678 $23,678 $23,678 $32,172 Total Capital 2,533 2,533 3,152 2,533 Capital Ratio 10.70% 10.70% 13.31% 7.87% Regulatory Minimum $ with CCB (1) 1,657 2,013 2,486 1,287 Regulatory Minimum with CCB (1) 7.00% 8.50% 10.50% 4.00% Capital in excess of Regulatory 876 521 666 1,246 minimum with CCB 3.70% 2.20% 2.81% 3.87% CHANCOCK WHITNEY 23

Near Term Outlook * See slide 7 for details on PPP loans ** Excludes 2Q21 nonoperating items 20

Appendix and Non-GAAP Reconciliations Appendix and Non-GAAP Reconciliations CHANCOCK WHITNEY

Summary Income Statement ($ in millions, except for share data) 22 *Non-GAAP measure. See slide 26 for non-GAAP reconciliation.

Summary Balance Sheet ($ in millions) 23 2Q21 includes $1.4 billion, 1Q21 includes $2.3 billion and 2Q20 includes $2.3 billion in PPP loans, net 2Q21 includes $2.0 billion, 1Q21 includes $2.2 billion and 2Q20 includes $1.7 billion in average PPP loans, net Average securities excludes unrealized gain /(loss) Summary Balance Sheet ($ in millions) 4Q20 and YTD 2020 include $2.0 billion and 3Q20 included $2.3 billion in PPP loans, net Average securities excludes unrealized gain /(loss)       Change       Change 4Q20 3Q20 4Q19 LQ PY Line Item YTD 2020 YTD 2019 Y-o-Y           EOP Balance Sheet       $21,789.9 $22,240.2 $21,212.8 ($450.3) $577.1 Loans (1) $21,789.9 $21,212.8 $577.1 7,356.5 7,056.3 6,243.3 300.2 1,113.2 Securities 7,356.5 6,243.3 1,113.2 30,616.3 30,179.1 27,622.2 437.2 2,994.1 Earning Assets 30,616.3 27,622.2 2,994.1 33,638.6 33,193.3 30,600.8 445.3 3,037.8 Total assets 33,638.6 30,600.8 3,037.8                   $27,698.0 $27,030.7 $23,803.6 $667.3 $3,894.4 Deposits $27,698.0 $23,803.6 $3,894.4 1,667.5 1,906.9 2,714.9 (239.4) (1,047.4) Short-term borrowings 1,667.5 2,714.9 (1,047.4) 30,199.6 29,817.7 27,133.1 381.9 3,066.5 Total Liabilities 30,199.6 27,133.1 3,066.5 3,439.0 3,375.6 3,467.7 63.4 (28.7) Stockholders' Equity 3,439.0 3,467.7 (28.7)                             Avg Balance Sheet       $22,065.7 $22,407.8 $21,037.9 ($342.1) $1,027.8 Loans $22,166.5 $20,380.0 $1,786.5 6,921.1 6,389.2 6,201.6 531.9 719.5 Securities (2) 6,398.7 5,864.2 534.5 29,875.5 29,412.3 27,441.5 463.2 2,434.0 Average earning assets 29,235.3 26,476.9 2,758.4 33,067.5 32,685.4 30,343.3 382.1 2,724.2 Total assets 32,391.0 29,125.4 3,265.6                   $27,040.4 $26,763.8 $23,848.4 $276.6 $3,192.0 Deposits $26,212.3 $23,299.3 $2,913.0 1,779.5 1,733.3 2,393.4 46.2 (613.9) Short-term borrowings 1,978.2 1,942.1 36.1 29,660.8 29,333.8 26,869.6 327.0 2,791.2 Total Liabilities 28,957.9 25,822.8 3,135.1 3,406.6 3,351.6 3,473.7 55.0 (67.1) Stockholders' Equity 3,433.1 3,302.7 130.4 3.99% 3.95% 4.69% 4 bps -70 bps Loan Yield 4.13% 4.81% -68 bps 2.23% 2.31% 2.56% -8 bps -33 bps Securities Yield 2.38% 2.62% -24 bps 0.31% 0.39% 1.11% -8 bps -80 bps Cost of IB Deposits 0.57% 1.25% -68 bps 79% 82% 89% -361 bps -1045 bps Loan/Deposit Ratio (Period End) 79% 89% -1045 bps CHANCOCK WHITNEY 26

24 Results *Non-GAAP measures. See slide 26 for non-GAAP reconciliation Results *Non-GAAP measures. See slides 29-31 for non-GAAP reconciliations   4Q19 1Q20 2Q20 3Q20 4Q20 Operating PPNR (TE)* ($000) 125,660 115,688 118,518 126,346 130,607 Net Interest Income (TE)* ($000) 236,736 234,636 241,114 238,372 241,401 Net Interest Margin (TE)* 3.43% 3.41% 3.23% 3.23% 3.22% Noninterest Income ($000) 82,924 84,387 73,943 83,748 82,350 Operating Expense* ($000) 194,000 203,335 196,539 195,774 193,144 Efficiency Ratio* 58.88% 62.06% 60.74% 59.29% 58.23% CHANCOCK WHITNEY 27

25 Balance Sheet Summary Balance Sheet Summary   4Q19 1Q20 2Q20 3Q20 4Q20 Average Loans ($MM) 21,038 21,234 22,957 22,408 22,066 Average Total Securities ($MM) 6,202 6,149 6,130 6,389 6,921 Average Deposits ($MM) 23,848 24,327 26,703 26,764 27,040 Loan Yield (TE) 4.69% 4.56% 4.04% 3.95% 3.99% Cost of Interest Bearing Deposits 1.11% 1.01% 0.58% 0.39% 0.31% Tangible Common Equity Ratio 8.45% 8.00% 7.33% 7.53% 7.64% CHANCOCK WHITNEY 28

26 Total Revenue (TE), Operating PPNR (TE) Reconciliations Total Revenue (TE), Operating PPNR (TE) Reconciliations Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.   Three Months Ended (in thousands) 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Net interest income $238,286 $235,183 $237,866 $231,188 $233,156 Noninterest income 82,350 83,748 73,943 84,387 82,924 Total revenue $320,636 $318,931 $311,809 $315,575 $316,080 Taxable equivalent adjustment 3,115 3,189 3,248 3,448 3,580 Total revenue (TE) $323,751 $322,120 $315,057 $319,023 $319,660 Noninterest expense (193,144) (195,774) (196,539) (203,335) (197,856) Nonoperating expense — — — — 3,856 Operating pre-provision net revenue $130,607 $126,346 $118,518 $115,688 $125,660 CHANCOCK WHITNEY 31 Taxable equivalent (TE) amounts are calculated using a federal tax rate of 21% Nonoperating Items

Commercial Loans (C&I, CRE, C&D)* 27 *Excludes $1.4 billion in net PPP loans As of June 30, 2021 HNCOCK WHITNEY 10

28 * Excludes PPP loans ** Structured solutions total $385 million company-wide, with $17 million criticized, and $54 million pass-watch As of June 30, 2021 Sectors Under Focus* East (MS, AL, FL, TN); Central (Greater N.O., SELA); West (SWLA, TX) HNCOCK WHITNEY 11

29 Current Hedge Positions Cash Flow (CF) Hedges Current net receive % on notional CF hedges is about 1.81% on $1.5 billion or approximately $28 million annualized Total Termination Value is approximately $40.5 million as of 6/30/2021 Termination locks in current economic value but removes protection of the hedge, therefore increasing asset sensitivity Fair Value (FV) Hedges $1.8 billion in securities are hedged with $1.6 billion of FV Hedges Duration (Market Price Risk) reduced from approximately 7.5 to 3.7 on hedged securities Current Termination Value of FV Hedges is approximately $17 million at 6/30/2021 When terminated at a gain, the value of each hedge reduces the book value of the underlying security, thereby increasing its current book yield The impact of early termination at current rates and +100bps is reflected below:

Second Quarter 2021 Earnings Conference Call 7/20/2021 HANCOCK WHITNEY